Exhibit 99.1

ASSET PURCHASE AND SALE AGREEMENT

This Agreement dated this 27th day of September, 2018, between Steven Madden, an individual with an address of 9821 Katy Freeway, Suite 880, Houston, Texas 77024, Thomas F. Soriero, an individual with an address of 3333 Allen Parkway Suite 905 Houston, Texas 77019 and Madden Heritage Foundation, a private foundation with an address of 9821 Katy Freeway, Suite 880, Houston, Texas 77024 (collectively known as the “Seller”) and SMG Industries Inc., a Delaware corporation (“Buyer”), with a business address of 710 N. Post Oak Road, Houston, Texas 77024. Buyer and Seller may be referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A.       Seller is the owner of certain tools and equipment as listed on Exhibit A attached hereto (“Assets”) and wishes to sell and assign all of its right, title and interest in and to the Assets to Buyer, and Buyer wishes to purchase and acquire the Assets, on the terms and conditions herein stated.

NOW, THEREFORE, Buyer and Seller hereby agree as follows:

1.       Sale and Purchase. Seller hereby agrees to sell, transfer, convey and assign to Buyer, and Buyer agrees to purchase, pay for and acquire from Seller, the Assets AS IS, WHERE IS. The Assets will be transferred to Buyer free and clear of all liens and encumbrances on the Closing Date, as defined below.

2.       Purchase Price, Manner of Payment and Closing.

2.1 Purchase Price and Manner of Payment.

On the Closing Date, the Purchase Price shall be one million (1,000,000) unregistered shares of SMG Industries, Inc.’s common stock, par value $0.001 per share (“Common Stock”) to be issued to Seller at closing in accordance with the issuance and allocation instructions set forth on Exhibit B hereto.

2.2 Time and Place of Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Buyer’s attorney, Seller’s attorney, or at such other place, as shall be mutually agreed upon by Seller and Buyer, which shall be on or before September 27, 2018, unless otherwise extended by the mutual written consent of the Parties at a time to be agreed upon during normal business hours. The date on which the Closing occurs in accordance with the preceding sentence is referred to in this Agreement as the “Closing Date”.

2.3 Bulk Sale--Tax. Seller shall be responsible for all sales taxes, if any, and shall indemnify Buyer against any tax claims by the Texas Division of Taxation for Seller’s liabilities after the Closing.

2.4 Instruments of Transfer. Upon the Closing of the transaction contemplated hereby, Seller shall execute and deliver to the Buyer such bills of sale, assignments of instruments and such other documentation as shall be necessary to vest in the Buyer good and marketable title to the Purchased Assets free and clear of any and all liens and encumbrances, except those expressly provided herein, including but not limited to:

(a)                 Seller’s certificate, in form reasonably satisfactory to Buyer and its counsel, authorizing and approving the execution and delivery of this Agreement (and all other agreements and documents to be executed and delivered by Seller hereunder) by Seller and the performance by Seller of the transactions contemplated hereunder;

(b)                a certificate executed by Seller, confirming the completeness and truthfulness in all material respects of the representations, warranties and covenants made in this Agreement, the Bill of Sale and all other documents executed at the time of closing;

(c)                 such other certificates, agreements, assurances and undertakings as Buyer shall reasonably request of Seller in connection with the transactions referred to herein; and

1

(d)                evidence of discharge, release, termination of financing statements and other forms of undertakings sufficient in law and in fact to confirm that the Purchased Assets are being conveyed to Buyer free and clear of any and all liens, security interests and encumbrances.

3.       Seller’s Liabilities. Buyer is not assuming any liabilities of Seller or any obligations to pay for any of the debts, liabilities or obligations of Seller, whether now or hereafter existing, accrued or contingent, or arising out of or relating to the consummation of the transactions contemplated in this Agreement.

4.       Representations and Warranties.

(a)	Seller hereby represents and warrants to Buyer as follows:

(i)	To the best of Seller’s knowledge, no consents or approvals, other than the consent of the Seller, are necessary prior to closing to allow the Buyer to purchase the Assets.

(ii)	Steven Madden, Thomas Soriero and Steven Madden as Director of Madden Heritage Foundation are individuals residing in the State of Texas with full power and authority to enter into this Agreement and sell the Assets to Buyer in accordance with the terms set forth herein.

(iii)	Seller, at the Closing Date, shall have taken all requisite action to approve this Agreement and the transactions contemplated by this Agreement to make it a valid and binding agreement, and at the Closing Date there shall have been delivered to Buyer copies of the authorizations duly adopted in connection therewith. Furthermore, the execution, delivery and performance of this Agreement by Seller are within its powers.

(iv)	Seller owns all the assets free and clear of all liens, security interests and other encumbrances. At the Closing Buyer will receive good and clear title to all the assets, subject to no liens, security interests or other encumbrances.

(v)	Seller has full right, title, interest and authority to transfer and sell the Assets to Buyer.

(vi)	There are no outstanding tax warrants or judgments against Seller and Seller has paid all taxes related to the Assets, if any.

(vii)	There are no proceedings, pending or threatened, related to the Seller’s use or ownership of the Assets.

(viii)	Own Account. Seller understands that the Common Stock is a “unregistered security” and has not been registered under the Securities Act or any applicable state securities law. Seller is acquiring the Common Stock in the ordinary course of its business or the purposes of the Foundation. Buyer agrees to work with and assist Seller with the removal of the restrictions on the Common Stock in the future should Seller wish to sell all or part of the Common Stock in accordance with the requirements of Rule 144 of the Securities Act after an appropriate holding period.

(ix)	Purchaser Status. At the time Seller was offered the Common Stock, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act.

(x)	Experience of Seller. Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Common Stock.

2

(xi)	Disclosure. In connection with Seller’s agreement to receive the Purchase Price in the form of Buyer’s Common Stock, the Seller has been presented with an opportunity to ask management of the Buyer any questions about the Buyer’s business, operations or financial condition that it desires.

(b)	Buyer hereby represents and warrants to the Seller as follows:

(i)	Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as now being conducted.

(ii)	The execution, delivery and performance of this Agreement by Buyer are within its powers and duly authorized by its officers, directors and shareholders.

(iii)	The shares of Common Stock included in the Purchase Price are duly authorized and, upon the execution of this Agreement and the issuance thereof, will be duly and validly issued, fully paid and nonassessable.

5.       Right of First Refusal. Seller shall have a right of first refusal (“ROFR”) to purchase any of the Assets that Purchaser seeks to sell for a period of two years from the date hereof (“ROFR Period”). In the event that Purchaser seeks to sell all or any portion of the Assets during the ROFR Period, then Purchaser shall provide ten days prior written notice to Seller, along with a notice detailing the specific assets being sold and the proposed sale price and terms thereof (“Asset Sale Notice”).  Thereafter, Seller shall have three (3) business days to exercise its ROFR and provide written notice to Purchaser that it will either acquire the assets listed on the Asset Sale Notice on substantially similar terms as set forth in the Asset Sale Notice, or waive its ROFR with respect to such Asset Sale Notice.

6.      Maintenance of Assets Prior to Closing. From the date hereof through the Closing Date, the Seller shall maintain the Assets in their current state and protect the Assets from any theft, loss or damage.

7.       Closing Date and Closing Conditions. The Closing Date shall take place on or before September 27, 2018, provided all conditions to Closing have been satisfied. The Parties agree that the Closing shall take place at such time and place as mutually agreed upon by the Parties hereto upon the completion of the conditions set forth below.

(a)        All of the representations, warranties and covenants of Seller shall be true and correct as of the Closing Date.

(b)	Buyer shall have satisfactorily completed its due diligence review of the Assets in its sole discretion.

8.       Possession of Assets. On and after the Closing Date, Buyer and Seller will work together to coordinate the timing and method of Buyer taking physical possession of the Assets. Until such time as Buyer takes possession of the Assets, Seller will continue to safeguard the Assets in a reasonable manner, however, it shall have no duty to safeguard the Assets if Buyer has not taken full possession of the Assets within 5 days after the Closing Date.

3

9.       Indemnification.

(a) Seller and each of its shareholders, shall indemnify and hold harmless Buyer, its successors and assigns, from and against any and all claims, liabilities, obligations, damages, losses, costs and expenses whatsoever (including reasonable attorney's fees and disbursements) arising out of or resulting from any and all claims, liabilities, obligations, damages, losses, costs and expenses, claimed or demanded by third parties and arising out of or resulting from the Seller's use and ownership of the Assets up to the Closing Date. Seller shall not be required to indemnify Buyer in respect of any loss or damage that can be demonstrated to have occurred after the Closing Date, other than the failure to pay required sales tax to the State of Texas related to Seller’s use of the Assets prior to the Closing Date. The Buyer will provide the Seller with notice of any indemnifiable claim as soon as reasonably possible under the circumstances and will allow the Seller the opportunity to defend the claim.

(b) Buyer and each of its shareholders, shall indemnify and hold harmless Seller, its Affiliates, its successors and assigns, from and against any and all claims, liabilities, obligations, damages, losses, costs and expenses whatsoever (including reasonable attorney's fees and disbursements) arising out of or resulting from any and all claims, liabilities, obligations, damages, losses, costs and expenses, claimed or demanded by third parties and arising out of or resulting from the Buyer's use of the Assets on and after the Closing Date. The Seller will provide the Buyer with notice of any indemnifiable claim as soon as reasonably possible under the circumstances and will allow the Buyer the opportunity to defend the claim. Affiliates shall mean, with respect to any person, any other person that directly or indirectly controls, is controlled by, or is under common control with, such relevant person. As used herein, the term “control” means the ownership, directly or indirectly, of 50% or more of the voting or other controlling interest of such relevant person.

10.    Miscellaneous.

10.1 Fees and Expenses. Each party hereto shall pay its own fees and expenses, including, without limitation, the fees and expenses of its counsel, incurred in connection with this Agreement and the transactions contemplated hereby.

10.2 Notices. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or sent by reputable overnight courier service for next-day delivery (charges prepaid) to the parties at their respective addresses set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, or on the next business day after deposit with a reputable overnight courier service. All notices shall be addressed to each party as follows:

If to Seller to:

Steven Madden

9821 Katy Freeway, Suite 880

Houston, Texas 77024

Fax:

If to Buyer to:

SMG Industries Inc.

710 N. Post Oak Road

Houston, Texas 77024

Attn: President

Fax:

With a copy to:

Jody R. Samuels, Esq.

65 Broadway, 12th floor

New York, NY 10006

Fax:

4

or at such other respective addresses and/or addresses as may be designated by notice given in accordance with the provisions of this Section 10.2.

10.3 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated by notice from the terminating Party to the other Party hereto:

(a) At any time on or prior to the Closing Date, by the mutual consent in writing of Buyer and Seller; or

(b) By Buyer, if there has been a material misrepresentation or breach of Seller’s representations or warranties or covenants and agreements; or

(c) By Buyer or Seller, if any court of competent jurisdiction in the United States or any governmental authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable.

If the conditions set forth in Section 7 have been satisfied in accordance with the terms contained therein and Seller nonetheless refuses to close in accordance with this Agreement, then Buyer shall retain all of its rights and remedies, at law or in equity, resulting therefrom. In the event that this Agreement shall be terminated pursuant to Sections 10.3, all further obligations of the Parties under this Agreement shall terminate without further liability of either Party to the other; provided, that nothing herein shall relieve any Party from liability for its breach of this Agreement. In the event of termination of the Agreement, Buyer shall promptly return to Seller all copies or original documents and materials provided by Seller to Buyer or its agents.

10.4 Confidentiality. If no Closing occurs and this Agreement terminates, notwithstanding such termination the provisions of this Section 10.4 shall survive termination of this Agreement for a period of two (2) years after such termination. During the period ending two (2) years after termination of this Agreement, Buyer shall strictly maintain the confidentiality of all information, documents and materials relating to the Assets or the transactions contemplated by this Agreement, including without limitation the terms hereof, except to the extent disclosure of any such information is reasonably believed by Buyer to be required by law or otherwise made publicly available by the Seller, or reasonably occurs in connection with disputes over the terms of this Agreement. In the event that any Party hereto reasonably believes after consultation with counsel that it is required by law to disclose any confidential information described in this Section 10.4, Buyer will (a) provide Seller with prompt notice before such disclosure in order that Seller may attempt to obtain a protective order or other assurance that confidential treatment will be accorded to confidential information, and (b) cooperate with Seller in attempting to obtain such order or assurance. The provisions of this Section 10.4 shall not apply to any information, documents or materials which are in the public domain or shall come into the public domain, other than by reason of default by Buyer under this Agreement or becomes known through no wrongful act on the part of Buyer.

10.5 Entire Agreement. This Agreement, including the annexed Schedules and other documents and instruments executed to implement this Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the Parties thereto and their respective legal representatives, successors and assigns. Each exhibit, schedule, document and instrument is incorporated into this Agreement. The Parties make no representations or warranties to each other with respect to the subject matter hereof except as set forth in this Agreement, including the exhibits and schedules. Any amendments, or alternative or supplementary provisions of this Agreement, must be made in writing duly executed by each of the Parties hereto. Buyer and Seller shall be entitled to obtain specific performance of this Agreement as a remedy cumulative to any other remedy at law, in equity, by statue or by contract.

10.6 Non-Waiver. The failure in any one or more instances of a Party to insist upon performance of any of the terms, covenants or conditions of this Agreement or to exercise any right or privilege in this Agreement conferred shall not be construed as a waiver of any terms, covenants, conditions, rights or privileges, and no waiver of any breach of any of the terms, covenants or conditions of this Agreement shall be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

5

10.7 Severability. The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

10.8 Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal substantive laws of the State of New Texas applicable to contracts made in that State without regard to conflicts of law rules. Each party hereby consents to service of process and to the jurisdiction of any appropriate court in the State of Texas in any action to enforce the provisions of this Agreement.

10.9  Assignment. This Agreement may not be assigned by either Party without written consent of the other Party, except that Buyer may assign this Agreement to a wholly-owned subsidiary of Buyer.

10.10 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

6

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written by officers hereunto duly authorized.

STEVEN MADDEN		SMG INDUSTRIES INC.

/s/ Steven Madden		By:	/s/ Matthew Flemming
Steven Madden, Individually		Name:	Matthew Flemming
		Title:	President and CEO
THOMAS F. SORIERO

/s/ Thomas F. Soriero
Thomas F. Soriero, Individually

MADDEN HERITAGE FOUNDATION

By:	/s/ Steven Madden
Name:	Steven Madden
Title:	Director

7

EXHIBIT A

LIST OF ASSETS

SMG Industries Oil Tools Inventory Summary
9/27/2018

Bit Subs	14
Blank Steel	3
Cross Overs	175
Drilling Jars	20
Flex Connection	4
Flex Extension	25
Float Sub	12
Hole Opener	1
Lift Sub	12
Pony Subs /Collars	25
Roller Reamer	23
Stabilizers- Non-Mag IB	24
Stabilizers IB	275
Stabilizers WB	174
Stabilizers other	54
Tri Collars	4

8

EXHIBIT B

Section 2.1 Purchase Price and Manner of Payment Allocation

Steven Madden	500,000 shares

Thomas F. Soriero	125,000 shares

Madden Heritage Foundation	375,000 shares

Total	1,000,000 shares

9